Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-5776 – PremierSolutions Cornerstone
HV-5795 – PremierSolutions Standard (Series A)
HV-6775 – PremierSolutions Cornerstone (Series II)
HV-6779 – PremierSolutions Standard (Series A-II)

Supplement dated October 13, 2026 to Prospectuses dated May 1, 2026

Effective December 18, 2026, the name of the Invesco Growth and Income Fund will change to Invesco Value Income Fund.

Accordingly, effective December 18, 2026, prior information for the Invesco Growth and Income Fund - Class A found in the table of funds in the “Appendix A – General Account Options and Underlying Funds” section of the above-referenced Prospectuses will be updated as follows (all other information in the table of funds will remain unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Value	Invesco Value Income Fund - Class A (Effective 12/18/2026, Invesco Growth and Income Fund is renamed Invesco Value Income Fund)	0.78%	15.47%	12.82%	10.74%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-47